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                                                                      EXHIBIT 10

                               CEM CORPORATION

                     1993 NONQUALIFIED STOCK OPTION PLAN
                         FOR NON-EMPLOYEE DIRECTORS


          1. PURPOSE. This Plan is intended to provide Directors who are not employees of the Company a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such Directors to remain with and to devote their best efforts to the Company.

          2. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                 (a) "Act" means the Securities Exchange Act of 1934, as amended.

                 (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

                 (c) "Common Stock" means the Common Stock, $.05 par value, of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in
         Section 8 below.

                 (d) "Company" means CEM Corporation, a North Carolina corporation, and any corporation succeeding to the Company's rights and obligations hereunder.

                 (e) "Director" means a member of the Board of Directors of the Company who is not a regular employee of the Company or its subsidiaries.

                 (f) "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986.

                 (g) "Fair Market Value", with respect to a share of the Common Stock on a particular date, shall be (i) if such Common Stock is listed on a national securities exchange or a foreign securities exchange or traded on the National Market System, the closing sale price of the Common Stock on said date on the national securities exchange, the foreign securities exchange or the National Market System on which the Common Stock is principally traded, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock, or (ii) if the Common Stock shall not be listed on a national securities exchange or a foreign securities exchange or traded on the National Market System, the mean between the closing bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if no bid and asked prices are reported on said
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         date, then on the next preceding date on which there were such quotations, or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or any foreign securities exchange or traded on the National Market System, the fair market value based on quotations for the Common Stock by market makers or other securities dealers as determined by the Board of Directors in such manner as the Board may deem reasonable.

                 (h) "Option" means a stock option granted pursuant to this Plan.

                 (i) "Optionee" means the person to whom an Option is granted.

                 (j)      "Option Price" is defined in Section 6.

                 (k) "Plan" means this 1993 Nonqualified Stock Option Plan for Non-Employee Directors, as in effect from time to time.

                 (l) "Stock Option Agreement" means the written agreement between an Optionee and the Company evidencing the grant of an Option under the Plan and setting forth or incorporating the terms and conditions thereof.

          3. ADMINISTRATION. The Plan shall be administered by the Board of Directors. The Board shall have all of the powers necessary to enable it properly to carry out its duties under the Plan, including but not limited to the power and duty to construe and interpret the Plan and to determine all questions that shall arise under the Plan, which interpretations and determinations shall be conclusive and binding upon all persons. Subject to the express provisions of the Plan, the Board may establish from time to time such regulations, provisions and procedures which in its opinion may be advisable in the administration of the Plan.

         Notwithstanding the foregoing or any other provision of this Plan to the contrary, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" (as defined in the rules and regulations of the Securities and Exchange Commission under Section 16 of the Act, as in effect from time to time). In the event that it is necessary for the proper administration of the Plan to exercise any such discretion, and the Board is so precluded from exercising such discretion, the Board may delegate any authority to exercise such discretion to a person or committee of persons, each of whom is a "disinterested person" as so defined.

          4.     ELIGIBILITY; OPTION GRANTS.

                 (a) Each Director first elected after August 1, 1995 shall automatically be granted an option to purchase 5,000 shares (subject to adjustment or substitution pursuant to Section 8 hereof from the date hereof, irrespective of whether such option has been





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         granted) of the Common Stock on the date of election to the Board;
         provided, that any Director first elected after August 1, 1995 but prior to approval of this Section 4(a) at the 1995 Annual Meeting of Shareholders of the Company shall automatically be granted an option to purchase 5,000 shares (subject to adjustment or substitution pursuant to Section 8 hereof from the date hereof, irrespective of whether such option has been granted) of the Common Stock on the date of approval of this Section 4(a) by the shareholders.

                 (b) All Directors shall automatically be granted options to purchase the following number of shares (subject to adjustment or substitution pursuant to Section 8 hereof from the date hereof, irrespective of whether such option has been granted) of the Common Stock on each of the following grant dates:

                      Grant Date                        Number of Shares
                      ----------                        ----------------
                      February 1, 1994                         500
                      February 1, 1995                         500
                      February 1, 1996                       1,000
                      February 1, 1997                       1,000
                      February 1, 1998                       1,000

                 (c) Such automatic grants shall be made pro rata to all Directors if on the date of a grant there shall not be a number of shares sufficient to make all such grants.

          5. SHARES AVAILABLE FOR OPTION. The Board of Directors shall reserve for the purposes of the Plan, and by adoption of the Plan does hereby reserve, out of the authorized but unissued Common Stock, a total of 25,000 shares of Common Stock of the Company (subject to adjustment or substitution pursuant to Section 8 hereof). In the event that an Option granted under the Plan to any Director expires or is terminated unexercised as to any shares covered thereby, such shares shall not thereafter be available for the granting of Options under the Plan and the reserve for such shares shall be terminated.

          6. OPTION PRICE. The price at which each share of Common Stock (subject to adjustment pursuant to Section 8 hereof) may be purchased upon the exercise of an Option (the "Option Price") shall be the Fair Market Value of the shares of Common Stock subject to the Option on the date such Option is granted.

          7.     EXERCISE OF OPTIONS.

                 (a) Each option granted under the Plan by its terms shall require the Director granted such option to remain available to serve as a Director of the Company for one year from the date of the grant of such option before the right to exercise any part of such option will accrue. A Director may thereafter exercise any or all of such option until the expiration or termination of the option; provided, that not less than 100 shares





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         may be purchased at any one time unless the number of shares purchased is the total number at such time purchasable under the option.
         Subject to earlier termination as provided herein, all options granted under this Plan shall expire ten years from the date of grant thereof.

                 (b) If an optionee shall cease to be a Director of the Company otherwise than by such optionee's death or Disability, then, subject to Subsection 7(a) hereof, the option shall be exercisable at any time prior to the earlier of (i) the expiration date of such option or (ii) that date which is three months from the date such optionee ceases to be a Director, such three month period to include the date on which such termination occurs. If an optionee ceases to be a Director of the Company as a result of such optionee's death or Disability, then, subject to Subsection 7(a) hereof, the option shall be exercisable at any time prior to the earlier of (i) the expiration date of such option or (ii) that date which is one year from the date such optionee ceases to be a Director. In the event of the death of an optionee, then, subject to Subsection 7(a) hereof, such optionee's option shall be exercisable to the extent herein otherwise provided by the executor or personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest under the optionee's will or by inheritance.

                 (c) Each Option granted under the Plan by its terms shall not be transferable by the Optionee otherwise than by will, or if the Optionee dies intestate, by the laws of descent and distribution, and such Option shall be exercisable during such Optionee's lifetime only by such Optionee. In the event of the death of an Optionee, then such Optionee's Options shall be exercisable to the extent herein provided by the executor or personal representative of the Optionee's estate or by any person who acquired the right to exercise such Option by bequest under the Optionee's will or by inheritance.

                 (d) Each Option shall be confirmed by a Stock Option Agreement executed by the Company and by the Optionee to whom such Option is granted.

                 (e) The Option Price for each share of Common Stock purchased pursuant to the exercise of each Option shall, at the time of the exercise of the Option, be paid in full in cash or equivalent. An Option shall be deemed exercised only when written notice of such exercise, together with payment of the Option Price, is received from the Optionee by the Company at its principal office. No Optionee shall have any rights as a shareholder of the Company with respect to Common Stock issuable pursuant to such Optionee's Option until such Option is duly exercised.

                 (f) To the extent that an Option is not exercised within the period of time prescribed therefor as set forth in the Plan, the Option shall lapse and all rights of the Optionee thereunder shall terminate.





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          8.     ADJUSTMENT OF NUMBER OF SHARES.  In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option and the number of shares reserved for issuance pursuant to the Plan shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock generally shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, or changed into or exchanged for cash or property or the right to receive cash or property (but not including any dividend payable in cash or property other than a liquidating distribution), whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any Option, and for each share of Common Stock reserved for issuance pursuant to the Plan, the number and kind of shares of stock or other securities or cash or property or right to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section 8, the Option Price for each share covered thereby prior to such substitution or adjustment shall be the Option Price for all shares of stock or other securities or cash or property or right to receive cash or property which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this
Section 8. No adjustment or substitution provided for in this Section 8 shall require the Company in any Stock Option Agreement to issue a fractional share and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly.

          9. AMENDMENT OF PLAN. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time; provided that, except as and to the extent authorized and permitted by Section 8 above, (a) no amendment, suspension or termination shall adversely affect the rights of any Optionee as to any outstanding Option without the consent of such Optionee, subject to any limitation on such rights set forth in the Plan or such Optionee's Stock Option Agreement except for any amendment the Board deems necessary to preserve or provide exemptions from the applicability of Section 16(b) of the Act to the grant, lapse, disposition, cancellation or exercise of Options; and (b) no amendment relating to the determination of the Optionees or of the grant dates or of the number of Options granted to any Optionee, or of the requirement that no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person," shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986 or the rules thereunder.

         10. RESALES OF SHARES. The Company may impose such restrictions on the sale or other disposition of shares issued pursuant to the exercise of Options as the Board deems necessary to comply with applicable securities laws. Certificates for shares issued upon the exercise of Options may bear such legends as the Company deems necessary to give notice of such restrictions.





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         11.     COMPLIANCE WITH LAW AND OTHER CONDITIONS.  No shares shall be issued pursuant to the exercise of any Option granted under the Plan prior to compliance by the Company, to the satisfaction of its counsel, with any applicable laws. The Company shall not be obligated to (but may in its discretion) take any action under applicable federal or state securities laws (including registration or qualification of the Plan, the Options or the Common Stock) necessary for compliance therewith in order to permit the issuance of shares upon the exercise of Options or the immediate resale thereof by Optionees, except for actions (other than registration or qualification) that may be taken by the Company without unreasonable effort or expense and without the incurrence of any material exposure to liability.

         12. NONQUALIFIED OPTIONS. Options granted under the Plan will not be treated as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986.

         13. EFFECTIVE DATE. The Plan shall be effective on September 16, 1993, subject to approval of the Plan by a plurality of the shares voting on the approval of the Plan at the 1993 Annual Meeting of Shareholders, which was obtained on November 16, 1993. The amendments to Section 4 hereof and this
Section 13 shall be effective on August 3, 1995, subject to approval of such amendments by a plurality of the shares voting on the approval of the amendments at the 1995 Annual Meeting of Shareholders. No Options shall be granted under Sections 4(a) and 4(b) hereof, as amended, if approval shall not be obtained prior to the completion of the 1995 Annual Meeting of Shareholders.





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